UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
______________________
FORM 8-K
______________________
CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): October 1, 2023
______________________
Origin Materials, Inc.
(Exact name of registrant as specified in its charter)
______________________

Delaware	001-39378	87-1388928
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

930 Riverside Parkway, Suite 10 West Sacramento, CA	95605
(Address of principal executive offices)	(Zip Code)
Registrant’s telephone number, including area code: +1 (916) 231-9329
N/A
(Former Name or Former Address, if Changed Since Last Report)
______________________
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.0001 per share	ORGN	The NASDAQ Capital Market
Warrants, each whole warrant exercisable for one share of Common Stock at an exercise price of $11.50 per share	ORGNW	The NASDAQ Capital Market
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

As Origin Materials, Inc. (the “Company”) previously reported in a Current Report on Form 8-K filed with the Securities and Exchange Commission (the “SEC”) on August 30, 2023, the Company’s Board of Directors (“Board”) appointed Pam Haley to serve as the Interim Chief Financial Officer effective September 1, 2023, succeeding Nate Whaley. On October 30, 2023 (the “Effective Date”), Ms. Haley will step down from her position as Interim Chief Financial Officer of the Company and resume her previous role as the Company’s Vice President, Finance & Accounting. In connection with Ms. Haley ceasing to serve as Interim Chief Financial Officer, her annual base salary will be readjusted to her prior salary as Vice President, Finance & Accounting as of the Effective Date.

After an extensive search process, on October 1, 2023, the Board appointed Matthew Plavan to serve as Chief Financial Officer of the Company, effective as of the Effective Date. Mr. Plavan brings 30 years of successful leadership and board governance experience in public and privately held companies within the ag-tech, medical device, cell therapy, and healthcare industries, and is recognized for an ability to identify and capitalize on new market opportunities and follow-through execution of enterprise-wide growth initiatives. Most recently, from May 2022 to October 2023, Mr. Plavan served as Chief Executive Officer of IngredientWerks, Inc., having led the company’s founding spin-out from Agrivida, Inc. and initial seed financing to launch a leading molecular farming company specializing in the development of plant-based animal protein ingredients for the alternative protein and food ingredient markets. Prior to launching IngredientWerks, Mr. Plavan joined Arcadia Biosciences, Inc. (“Arcadia”) as Chief Financial Officer in September 2016 and served as President and Chief Executive Officer from September 2018 to December 2021, successfully leading Arcadia through the transition from an agricultural biotechnology trailblazer to a dynamic revenue generating consumer food products company targeting on-trend wellness and wheat-based ingredient categories with disruptive nutrition density. Prior to joining Arcadia, Mr. Plavan spent a decade with Cesca Therapeutics, Inc. (formerly known as ThermoGenesis Corp), his latest role serving as Chief Executive Officer and board member, successfully leading a transformational pivot from a medical device manufacturer to a high-value stem cell therapy company. As a Chief Financial Officer, Mr. Plavan also led the finances of two high-tech private equity backed companies, StrionAir Inc. and Reason, Inc., positioning each for successful exits. Previously, Mr. Plavan spent a half dozen years with McKesson Corporation, the oldest and largest healthcare company in the U.S., his latest role serving as Vice President of Finance for the health care information services division, iMcKesson. Mr. Plavan began his career with a six-year tenure at Ernst & Young, LLC. Mr. Plavan is a certified public accountant and earned a bachelor’s degree in business economics from the University of California, Santa Barbara.

In connection with Mr. Plavan’s appointment as Chief Financial Officer, the Compensation Committee of the Board (the “Committee”) has approved an annual base salary of $350,000 and an initial grant of restricted stock units (“RSUs”) pursuant to the Company's 2021 Equity Incentive Plan (the “Plan”) with a grant date fair value of $1,100,000, such RSU grant to vest in three equal annual installments on the first, second, and third anniversary of the grant date, subject to Mr. Plavan's continued employment through the applicable vesting dates. Subject to the approval of the Committee and Mr. Plavan’s continued employment through the grant date, Mr. Plavan’s Offer Letter also entitles Mr. Plavan to a subsequent one-time grant of RSUs with a grant date fair value of not less than $300,000 in connection with the Company's regular annual grants to employees, such RSUs to vest in three equal annual installments on the first, second, and third anniversary of the grant date, subject to Mr. Plavan's continued employment through the applicable vesting dates. If the Company terminates Mr. Plavan’s employment other than for “cause” (as defined in the Plan), death or disability, a portion of Mr. Plavan’s restricted stock unit awards with a value equal to six months of his base salary and benefits coverage costs will accelerate vesting. In addition, if there is a “change in control” (as defined in the Plan) of the Company and Mr. Plavan’s employment is terminated by the Company (or its successor) other than for “cause,” death or disability, the unvested portion of Mr. Plavan’s initial RSU grant will fully accelerate vesting immediately prior to such termination of employment.

The foregoing description is qualified in its entirety by reference to Mr. Plavan’s Offer Letter, dated September 25, 2023, a copy of which is attached as Exhibit 10.1 to this Current Report on Form 8-K and incorporated herein by reference. The Company has entered into its standard form of indemnification agreement with Mr. Plavan, in substantially the form filed with the SEC as Exhibit 10.6 to the Company’s Current Report on Form 8-K on July 1, 2021.

The selection of Mr. Plavan to serve as Chief Financial Officer was not pursuant to any arrangement or understanding with respect to any other person. There are no family relationships between Mr. Plavan and any director or executive officer of the Company, and there are no transactions between Mr. Plavan and the Company that would be required to be reported under Item 404(a) of Regulation S-K.

Item 7.01. Regulation FD Disclosure.

On October 2, 2023, the Company issued a press release announcing the appointment of Mr. Plavan as the Company’s Chief Financial Officer described in Item 5.02 above. A copy of the press release is attached hereto as Exhibit 99.1 to this Current Report on Form 8-K and is being furnished to the SEC and shall not be deemed filed for any purpose.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description

10.1	Offer Letter, dated September 25, 2023, by and between Origin Materials, Inc. and Matthew Plavan
99.1	Press Release dated October 2, 2023
104	Cover Page Interactive Data File, formatted in Inline XBRL (embedded within the Inline XBRL document).

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the Company has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ORIGIN MATERIALS, INC.

Dated: October 2, 2023

	By:	/S/ Joshua Lee
Joshua Lee
General Counsel